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                                   PROSPECTUS
                               SEPTEMBER 1, 1999
                      THE DOW(SM) TARGET VARIABLE FUND LLC
                               ONE FINANCIAL WAY
                             MONTGOMERY, OHIO 45242
                                 (800) 366-6654

     The Dow Target Variable Fund LLC is an open-end investment company. Its "Dow Target 10" portfolios are twelve non-diversified portfolios of the common stocks of the ten companies in the Dow Jones Industrial Average(SM) (the "Dow") having the highest dividend yields as of the close of business on or about the second last business day prior to the beginning of each portfolio's annual term. This is often called "the Dow 10" strategy. These ten companies are popularly known as the "Dogs of the Dow." Its "Dow Target 5" portfolios are twelve non-diversified portfolios of the common stocks of the five Dow 10 companies having the lowest per-share stock prices as of the close of business on or about the second last business day prior to the beginning of each of those portfolios' annual term.

     The Fund's objective is to provide above-average total return through both capital appreciation and dividend income. The Fund may or may not achieve that objective. The stocks held in each portfolio of the Fund are not expected to reflect the entire Dow index. The prices of Fund interests are not intended to track movements of the Dow. The Dow consists of thirty stocks selected by Dow Jones & Company, Inc. (publishers of The Wall Street Journal) as representing American industry and the broader domestic stock market.

     The Fund is a limited liability company created under Ohio law. Its interests are owned entirely by variable annuity separate accounts of The Ohio National Life Insurance Company ("ONLI"). Fund interests are not offered directly to the public. Fund interests are purchased by ONLI's separate accounts as an investment option for their variable annuity contracts.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Form 8520D-5
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INVESTMENT STRATEGY

     The Fund has 24 non-diversified portfolios. Each one is named after a different month (Dow Target 10 January portfolio, Dow Target 5 January portfolio, Dow Target 10 February portfolio, Dow Target 5 February portfolio, etc.) On or about the first business day of each month, each portfolio named for that month invests substantially all its assets in the 10 Dogs of the Dow stocks, or the 5 lowest priced Dogs of the Dow stocks, as the case may be, as determined at the close of the second-last business day of the preceding month. Fund management then sets the proportionate relationships among the 10 or 5 stocks in that portfolio for the next 12 months. For example, the stocks held in a January portfolio are maintained in their same relative proportions until the end of December. Those in a February portfolio are held until the end of the next January and so on. At the end of a portfolio's twelfth month, the portfolio is re-balanced with a new mix of 10 or 5 stocks.

     All purchases of Fund interests (variable annuity separate accounts) during any month are invested in that month's portfolios. After that month ends, you may not make further purchases of that month's portfolio interests until the corresponding month in later years. Any additional Fund purchases after the first business day of a portfolio's month will duplicate, as nearly as is practicable, the original proportionate relationships among its 10 or 5 stocks. Since the prices of each of the stocks change nearly every day, the ratio of the price of each stock to the total price of the entire group of 10 or 5 also changes daily. However, the proportion of stocks represented in a portfolio will not change materially.

     The investments of portfolio securities are, to the extent practicable, purchased in substantially equal dollar amounts for each of the 10 or 5 companies. It is generally not possible for management to purchase round lots (usually 100 shares) of those stocks in amounts that will precisely duplicate the prescribed mix. Also, it usually is impossible for a portfolio to be 100% invested in the prescribed mix of those stocks at any time. To the extent a portfolio is not fully invested, the interests of variable annuity owners may be diluted and total return may not directly track the investment results of the 10 or 5 stocks. To minimize this effect, Fund management will try, as much as practicable, to maintain a minimum cash position at all times. Normally, the only cash items held by a portfolio are amounts expected to be deducted as expenses and amounts too small to purchase additional round lots of the 10 or 5 stocks.

RISKS

     Investing in the ten Dogs of the Dow stocks, or the five lowest priced of those ten stocks, amounts to a moderately contrarian strategy. While these stocks represent large established companies recognized as industry leaders, they are currently out of favor relative to the other Dow stocks. While the relatively high dividends paid by these companies may account for a substantial portion of a portfolio's total return, there is no guarantee that the companies will meet their expected dividend distributions throughout the 12-month term of a portfolio, nor can there be any assurance that the stocks will appreciate in price during the 12-month term. The loss of money is a risk of investing in the Fund.

     The Dow 10 and 5 strategies select the stocks by formula without considering why some companies might currently be out of favor with investors. Thus, a company experiencing financial difficulties or business reverses will represent approximately 10% of a Dow Target 10 portfolio or approximately 20% of a Dow Target 5 portfolio if, as of the beginning of the portfolio's 12-month term, it is among the ten or five Dow stocks conforming to the portfolio's selection formula. In addition to factors affecting the prices for each of the individual stocks, all of those stocks are subject to general market and economic trends that might negatively impact a portfolio's total return. The mix of stocks will not be changed during a 12-month term in order to take advantage of changing market conditions.

     Being limited to ten or five stocks each, the portfolios are not diversified. This can expose each portfolio to potentially greater market fluctuations than might be experienced by a diversified fund. Variable annuity owners, in light of their own financial situations and goals, should consider other additional funding options in order to diversify the allocations of their contract assets.

Form 8520D-5

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     The Fund's interests are owned entirely by ONLI's variable annuity separate accounts. In order for a variable annuity to be treated as an annuity, the Internal Revenue Code requires, in effect, that each portfolio be diversified as follows at the end of each calendar quarter:

     - no more than 55% of the value of a portfolio's total assets may be represented by any one investment,

     - no more than 70% of the value of portfolio's total assets may be represented by any two investments,

     - no more than 80% of the value of a portfolio's total assets may be represented by any three investments, and

     - no more than 90% of the value of a portfolio's total assets may be represented by any four investments.

     It is possible, particularly for the Dow Target 5 portfolios, that changes in the market prices of a portfolio's securities during the course of a year could cause the portfolio to fail this test at the end of a quarter. We intend to manage the Fund's portfolios so as to maintain the tax-advantaged status of the variable annuities. If we determine that a portfolio might fail this diversification test, we will purchase or sell securities for that portfolio in order to prevent that failure. In so doing, we will seek to minimize any deviations from the portfolio's standard strategy.

     We have not included a chart of the portfolios' annual performance history and a table of the portfolios' average annual returns because none of the portfolios have existed for at least a full calendar year.

FUND ORGANIZATION

     The Fund is organized as an Ohio limited liability company. Its Board of Managers is responsible for the Fund's overall management and direction. The Board elects the Fund's officers. The Board approves all significant agreements including those with the investment adviser, sub-adviser, custodian and fund accounting agent. Board members are elected by owners of Fund interests.

     Under Ohio law, a limited liability company does not issue shares of stock. Instead, ownership rights are contained in "membership interests". Each Fund interest represents an undivided interest in the stocks held in a Fund portfolio. The Fund is not offered directly to the public. The only direct owner of the Fund's interests is ONLI through its separate accounts. Those of ONLI's variable annuity owners who have contract values allocated to any of the Fund's portfolios have indirect beneficial rights in the Fund's interests.

     All Fund interests have equal voting rights. However, only interests of a particular portfolio are entitled to vote on matters affecting only that portfolio.

     Each issued and outstanding Fund interest is entitled to one vote and to participate equally in dividends and distributions declared by its corresponding portfolio, and in the net assets of the portfolio remaining upon liquidation or dissolution after outstanding liabilities are satisfied. The interests of each portfolio, when issued, are fully paid and non-assessable. They have no pre-emptive, conversion, cumulative dividend or similar rights. They are freely transferable. Fund interests do not have cumulative rights. This means that owners of more than half of the Fund's interests voting for election of Managers can elect all the Managers if they so choose. Then, the remaining interest owners would not be able to elect any Managers.

     ONLI votes Fund interests it holds in accordance with instructions it receives from the owners of variable annuity contracts issued in connection with each of its separate accounts. Any other Fund interests will be voted in proportion to the instructions received from all variable annuity owners.

FUND MANAGEMENT

     The Fund's day-to-day investment management is the responsibility of its investment adviser, Ohio National Investments, Inc. (the "Adviser"). The Adviser is an Ohio corporation. It is a wholly-owned subsidiary of ONLI and its address is the same as those of the Fund and ONLI. The Adviser and its predecessors have been managing investment companies since 1970. All of the Adviser's investment advisory personnel are also responsible for the management of ONLI's assets.

Form 8520D-5

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     For managing the Fund's assets, the Adviser receives a monthly management fee based on the Fund's total net assets. This fee is calculated daily and is at the annual rate of 0.60% of the average daily total net assets.

     In addition to the fee paid to the Adviser, the Fund incurs other miscellaneous expenses for legal and accounting services, registration and filing fees, custodial services and shareholder services.

     The Adviser contracts with First Trust Advisors L.P. ("First Trust") to serve as sub-adviser to the Fund. First Trust manages the Fund's assets under the Adviser's supervision. First Trust, an investment adviser to financial institutions, is located at 1001 Warrenville Road in Lisle, Illinois. First Trust has been managing Dow 10 and Dow 5 strategies in unit investment trusts and other investment companies since 1991.

     First Trust has been granted a license by Dow Jones & Company, Inc. to use certain copyright, trademark and proprietary rights and trade secrets of Dow Jones. The Fund and ONLI have entered into agreements with First Trust giving the Fund and ONLI permission to use and refer to the Dow Jones marks and rights in connection with the Fund and ONLI's separate accounts.

     For the services and rights provided by First Trust, the Adviser pays First Trust a monthly sub-advisory fee based on the Fund's total net assets. This fee is calculated daily and is at the annual rate of 0.35% of the Fund's average daily net assets.

     The Fund's transfer agent and accounting agent is American Data Services, Inc., 150 Motor Parkway, Hauppauge, New York. The Fund's custodian is Star Bank, 425 Walnut Street, Cincinnati, Ohio.

THE DOW JONES INDUSTRIAL AVERAGE(SM)

     The Dow was first published in The Wall Street Journal in 1896. Initially consisting of just 12 stocks, it expanded to 20 stocks in 1916 and to its present size of 30 stocks in 1928. The stocks are chosen by the editors of The Wall Street Journal as representative of the broad stock market and of American industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors. Changes in the components of the Dow are made entirely by the editors of The Wall Street Journal without consultation with the companies, the stock exchange or any official agency. For the sake of continuity, changes are made rarely. Most substitutions have been the result of mergers, but from time to time, changes may be made to achieve a better representation. The components of the Dow may be changed at any time, for any reason. Any changes in the components of the Dow made after the stock selection date will not cause a change in the identify of the ten or five stocks included in a portfolio. The following is a list of the companies which currently comprise the Dow.

AT&T Corporation
Allied Signal
Aluminum Company of America
American Express Company
Boeing Company
Caterpillar Inc.
Chevron Corporation
Coca-Cola Company
Walt Disney Company
E.I. duPont de Nemours & Company
Eastman Kodak Company
Exxon Corporation
General Electric Company
General Motors Corporation
Goodyear Tire & Rubber Company
Hewlett-Packard Co.
International Business Machines Corporation
International Paper Company
Johnson & Johnson
McDonald's Corporation
Merck & Company, Inc.
Minnesota Mining & Manufacturing Company
J.P. Morgan & Company, Inc.
Philip Morris Companies, Inc.
Procter & Gamble Company
Sears, Roebuck & Company
Travelers Group, Inc.
Union Carbide Corporation
United Technologies Corporation
Wal-Mart Stores, Inc.

     The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the Fund's unit owners or any member of the public regarding the advisability of purchasing the Fund. Dow Jones' only relationship to the Fund, ONLI, the Adviser or First Trust is the

Form 8520D-5

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licensing of certain copyrights, trademarks, servicemarks and service names of
Dow Jones. Dow Jones has no obligation to take the needs of ONLI, the Adviser, First Trust or variable annuity owners into consideration in determining, composing or calculating the Dow. Dow Jones is not responsible for and has not participated in the determination of the terms and conditions of the Fund, including the pricing of Fund interests or the amount payable under variable contracts. Dow Jones has no obligation or liability in connection with the administration or marketing of the Fund or any variable annuity contracts.

TOTAL RETURN HISTORY OF THE DOW 10 AND DOW 5 STRATEGIES (NOT THE FUND)

     The following table compares the annual total returns of the Dow 10 and Dow 5 strategies and the annual total returns of the Dow for each of the last 25 calendar years. The table does not show the Fund's performance history. The ten and five designated stocks for each year were selected as of the beginning of each year.

     This table is presented for comparison purposes only. The total returns shown are no indication of returns that might be expected in the future. The table does not reflect the Fund's charges and expenses which diminish the Fund's actual returns. (See "Charges and Expenses"). The Fund will not be 100% invested at all times, nor is it possible for it to perfectly maintain its prescribed relative weightings of the designated stocks at all times throughout a portfolio's term. In addition to the Fund's charges and expenses, total return in variable annuities is further reduced by separate account and contract charges as described in the accompanying variable annuity prospectus.

YEAR   DOW 10    DOW 5    THE DOW
----   ------   -------   -------
1974   -1.02%     -5.40%   -23.64%
1975   56.10%     64.77%    44.46%
1976   35.18%     40.96%    22.80%
1977   11.95%      5.49%   -12.91%
1978    0.03%      1.23%     2.66%
1979   13.01%      9.84%    10.60%
1980   27.90%     41.69%    21.90%
1981    7.46%      3.19%    -3.61%
1982   27.12%     43.37%    26.85%
1983   39.07%     36.38%    25.82%
1984    6.22%     11.12%     1.29%
1985   29.54%     38.34%    33.28%
1986   35.63%     30.89%    27.00%
1987    5.59%     10.69%     5.66%
1988   24.57%     21.47%    16.03%
1989   26.97%     10.55%    32.09%
1990   -7.82%    -15.74%    -0.73%
1991   34.20%     62.03%    24.19%
1992    7.69%     22.90%     7.39%
1993   27.08%     34.01%    16.87%
1994    4.21%      8.27%     5.03%
1995   36.85%     30.50%    36.67%
1996   28.35%     26.20%    28.71%
1997   21.68%     19.97%    24.82%
1998   10.59%     12.36%    18.03%

Form 8520D-5

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     Based on the above annual returns, the average annual total returns for the
25 year period were 18.73% for the Dow 10 strategy, 21.07% for the Dow 5 strategy, and 14.48% for the thirty Dow stocks. There can be no assurance that future returns will continue to follow this pattern. In any event, the Fund's actual returns will be less than those of each portfolio's selected stocks because of the Fund's expenses.

PERFORMANCE DATA

     From time to time, ONLI or its affiliates may advertise historical total returns of variable contract subaccounts based on the returns of the Fund's portfolios (adjusted for contract charges and expenses). These figures will be calculated according to standardized methods prescribed by the SEC. The Fund's total returns may be compared to returns on the Dow for comparable periods in such advertising. Historical returns are not predictive of future performance.

     ONLI or its affiliates may also advertise average annual total return or other performance data for the Fund in non-standard formats. Any such information will be accompanied by standardized performance data.

PRICING OF FUND INTERESTS

     Fund interests are sold to ONLI's variable annuity separate accounts without a sales charge. They may be redeemed at their net asset value next computed after the Fund receives a purchase or redemption order. The value of Fund interests is based on the market value of the stocks and any other cash or securities owned by each portfolio. The net asset values of the Fund's interests are determined on each day on which an order for purchase or redemption of the Fund's interests are received and there is enough trading in portfolio securities that the current net asset value of its interests might be affected. The values are determined as of 4:00 p.m. eastern time on each day the New York Stock Exchange is open for unrestricted trading. The net asset value of each portfolio is computed by dividing the value of that portfolio's securities plus any cash or other assets, less the portfolio's liabilities, by the number of portfolio interests outstanding.

FUND DIVIDENDS AND DISTRIBUTIONS

     Dividends representing net investment income are normally distributed quarterly. Any net realized capital gains are normally distributed annually. However, the Board may declare dividends more often. Dividends and distributions are automatically reinvested in additional interests in the respective portfolios at net asset value without a sales charge.

TAXES

     The Fund is a limited liability company with all of its interests owned by a single entity (ONLI). Accordingly, the Fund is taxed as part of the operations of ONLI and is not taxed separately. Under current tax law, interest, dividend income and capital gains of the Fund are not currently taxable when left to accumulate within a variable annuity contract.

THE YEAR 2000 ISSUE

     The Fund, the Adviser and related entities believe they have succeeded in remedying the "Year 2000" problem for all mission critical internal computer systems and applications. Conversion testing and implementation for those systems were completed by December 31, 1998. During the remainder of 1999, peripheral personal computer systems will continue to be up-graded and tested for Year 2000 implementation. While the Fund and the Adviser have been assured by suppliers of financial services (including the custodians, the transfer agent and the accounting agent) that their systems either are already compliant or will be so in sufficient time, the Fund's internal auditors intend to independently test those systems to verify their compliance. The Fund, the Adviser and related entities are also developing contingency plans to be prepared for the possibility that one or more service providers might not be compliant. The failure of the Fund, the Adviser or one of their service suppliers to achieve timely and complete compliance could materially impair the ability to conduct their business, including the ability to accurately and timely value portfolio securities, and it could have an adverse effect on the portfolios.

Form 8520D-5

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     The Statement of Additional Information ("SAI") includes additional information about the Fund. The SAI is incorporated herein by reference.

     After the Fund completes its initial fiscal periods, additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to members. In the Fund's annual report, you will find a discussion of the market conditions and how the Fund's investment strategy significantly affected the Fund's performance during the year.

     The SAI and (when available) the Fund's annual and semi-annual reports are available, without charge, upon request. To receive them, call or write the Fund at 1-800-578-8078, One Financial Way, Montgomery, Ohio 45242

     Information about the Fund can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information about the SEC's Public Reference Room is available at 1-800-SEC-0330. Reports and other information are also available in the SEC's Internet site at http://www.SEC. gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

     Dow Target Variable Fund LLC, Investment Company Act File no. 811-9019.

Form 8520D-5

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